 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2010

Marketing Acquisition Corporation
(Exact Name of Registrant as Specified in Its Charter)

Nevada	0-52072	62-1299374
(State of incorporation)	(Commission File Number)	(IRS Employer ID Number)

174 FM 1830, Argyle, Texas 76226
(Address of Principal Executive Offices)

(972) 233-0300
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 - Changes in Registrant’s Certifying Accountant.

On May 4, 2010, the Board of Directors of the Company was notified by its registered independent certified public accounting firm, S. W.  Hatfield, CPA (“SWHCPA”) of Dallas, Texas that, due to the partner rotation rules and regulations of the U. S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002, SWHCPA is unable to continue as the Company’s auditor and has resigned, effective immediately.

The Company’s Board of Directors has accepted the resignation of SWHCPA.

No accountant's report on the financial statements for either of the past two (2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going  concern.

 During the Company's two most recent fiscal years (ended December 31, 2009 and 2008) and from January 1, 2010 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. For the years ended December 31, 2009 and 2008, and from January 1, 2010 through the date of this report, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SWHCPA with a copy of the foregoing disclosure and requested SWHCPA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of SWHCPA’s letter dated May 4, 2010 is filed as Exhibit 10.1 to this Current Report on Form 8-K.

On May 4, 2010, the Company's Board of Directors approved the engagement of Blanchfield, Meyer, Kober & Rizzo, LLP of Hauppauge, NY (BMK&R) as the Company's new registered independent public accounting firm to audit the Company's financial statements for the year ending December 31, 2010 and subsequent periods.  Pursuant to SEC Release 34-42266, BMK&R will also review the Company's financial statements to be included in Quarterly Reports on Form 10-Q.

The Company did not consult with BMK&R at any time prior to May 4, 2010, including the Company's two most recent fiscal years ended December 31, 2009 and 2008, and the subsequent interim period from January 1, 2010 through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

16.1 Letter from S. W. Hatfield, CPA

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marketing Acquisition Corporation

Dated: May 4, 2010	By: /s/ Timothy P. Halter
President, Chief Executive Officer,
Chief Financial Officer and Director